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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 13, 1996


                         ROADRUNNER VIDEO GROUP, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   DELAWARE
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                (State or other jurisdiction of Incorporation)

             2-83353                                        22-2431014
- --------------------------------            -----------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)

819 South Floyd Street, Louisville, Kentucky                        40203
- ---------------------------------------------------               ----------
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (502) 585-1411


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ITEM 4. Changes in Registrant's Certifying Accountant.

     On March 13, 1996, Registrant engaged independent accountant Strothman & Company, PSC, Louisville, Kentucky ("Strothman & Company") as the principal accountant to audit Registrant's consolidated financial statements for the fiscal year ended December 31, 1995. Strothman & Company replaces Bond, Andiola & Company, Raritan, New Jersey ("Bond Andiola"), which resigned as Registrant's independent accountant effective March 13, 1996.


     During the two most recent fiscal years and subsequent periods prior to March 13, 1996, there have been no disagreements with Bond Andiola on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

     Bond Andiola's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     In a letter attached as Exhibit A to this filing Bond Andiola has stated its agreement with the statements made above.

     The decision to change independent accountants was ratified by Registrant's Board of Directors.



                                  SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.


                                        ROADRUNNER VIDEO GROUP, INC.


                                        By:  /s/  Terry W. Schneider
                                            --------------------------
                                                  Terry W. Schneider
                                               Chief Executive Officer


Date:  April 11, 1996




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                                                                      EXHIBIT A

                            Bond Andiola & Company
                             600 Route 206 South
                          Raritan, New Jersey 08869

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

     We have read and agree with the comments in Item 4 of Form 8-K of Roadrunner Video Group, Inc. (formerly Business Data Group, Inc.) dated March 13, 1996.



                                        /s/ Bond Andiola & Company



April 11, 1996



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